SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 27, 2005

Heartland Payment Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51265	22-3755714
(State or other jurisdiction of incorporation)	(Commission file Number)	(IRS Identification No.)

47 Hulfish Street, Suite 400, Princeton, New Jersey 08542
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (609) 683-3831

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐                      Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 26, 2005, Heartland Payment Systems, Inc. (the “Company”) adopted a Certificate of Amendment to its Restated Certificate of Incorporation.  The Certificate of Amendment (i) increases the number of authorized shares of common stock from 25,000,000 to 100,000,000  shares, and (ii) effects a 2-for-1 stock split.  A copy of the Certificate of Amendment is attached as Exhibit 3.1.

Item 9.01 Exhibits

Exhibit 3.1                                          Certificate of Amendment of Restated Certificate of Incorporation of Heartland Payment Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2005

Heartland Payment System, Inc.
(Registrant)

	By:	/s/ Robert H.B. Baldwin, Jr.
Robert H.B. Baldwin, Jr.
Chief Financial Officer